BLACKROCK FUNDS II
BlackRock AMT-Free Municipal Bond Portfolio
BLACKROCK MUNICIPAL BOND FUND, INC.
BlackRock High Yield Municipal Fund
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock Short-Term Municipal Fund
(each, a “Fund”)

SUPPLEMENT DATED JUNE 22, 2009
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Effective June 22, 2009, each Fund’s Prospectus is amended as set forth below.

The fourth paragraph in the section entitled “Dividends, Distributions and Taxes” is replaced with the following:

A Fund will purchase a municipal security only if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. For purposes of each Fund’s investment strategies, municipal securities and municipal bonds do not include certain tax credit bonds or tax subsidy bonds issued by municipalities and/or states, the interest of which are generally taxable for Federal income tax purposes. Holders of tax credit bonds may be entitled to be allocated income tax credits of certain amounts. To the extent that the dividends distributed by a Fund are derived from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax.

Code# PRO-10051-0609-SUP